Exhibit 99.1

                               [GRAPHIC OMITTED]

                            SELIGMAN NEW TECHNOLOGIES
                                    FUND II

                                Quarterly Booklet
                                   MARCH 2003

This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund II. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Seligman New Technologies Fund II is closed to new investment. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and should not be so construed. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.

The Seligman New Technologies Fund II is a closed-end fund and shareholders are not able to redeem their shares on a daily basis. For more information about the limited liquidity available, please consult the offering prospectus.

Please keep in mind there is no guarantee as to the accuracy of market forecasts contained herein. Opinions, estimates and forecasts may be changed without notice. Past performance is not a guarantee of future results.

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      I.    PORTFOLIO MANAGER COMMENTARY

      II.   TOP PRIVATE HOLDINGS PROFILES

      III.  PERFORMANCE AND PORTFOLIO ANALYSIS

      IV.   INVESTMENT GROUP


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

--------------------------------------------------------------------------------

                                PORTFOLIO MANAGER
                                   COMMENTARY

--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      Manager Commentary
      --------------------------------------------------------------------------

      Public Market Analysis:

      The economic recovery seemed to stall in February and March. Though primarily influenced by geopolitical issues, overextended consumers likely contributed to some of the slowdown. We must not assume that companies that missed their earnings expectations did so solely due to the war; we believe there could be underlying fundamental problems.

      Despite newly minted budgets, most corporations are still spending cautiously and are showing little interest in reinvesting in their businesses in the near term. When they are spending, they are initiating smaller projects that promise relatively quick return-on-investment. While IT spending remains soft, we continue to be cautiously optimistic about technology. We remain focused on software, particularly on companies that are in the midst of product cycles - introducing new products that help lower customer's cost of ownership and add features. We're also looking at upgrades from some of the major software companies that seek to improve the scalability and performance of their business tools and end user software.

      We're still concerned about Semiconductors and Semiconductor Capital Equipment which continue to be hampered by over-capacity. Communications Equipment is also a concern, as capital budgets for Telco's are estimated to be down about 15% this year. We have yet to see any signs of stabilization in the industry.

      Private Market Analysis:

      With the IPO market essentially closed, we believe cash-consuming private companies wishing to avoid oblivion face three choices: find a strategic buyer, raise more private money, or become cash positive quickly. The first two options remain difficult. First quarter 2003 M&A activity slowed to half of what it was a year earlier. Private investors remain cautious and valuations and deal terms continue to deteriorate as investment criteria tighten. First quarter 2003 private investment volume came in at $3.4 billion, down from $4.9 billion the previous quarter, and $6.2 billion a year ago.

      That leaves the third option - becoming cash positive as soon as possible. The most fortunate companies can do this through rapid revenue growth, but weak enterprise demand, combined with customers' reluctance to take a chance on private vendors in the current financing environment, has made this extremely difficult for most private companies. Therefore, the way to cash sufficiency - and survival - lies in cost reductions.

      Our best-run portfolio companies are all being extremely careful with their expenses, and are either profitable or rapidly reducing their cash use. They generally cut where the impact is relatively short-term, as in sales and marketing, versus long-term, as in key research and development projects. In addition to maintaining their relative product quality, this strategy also keeps them attractive to potential inquirers who after all, have their own sales forces and brands, and typically focus on the unique product of the acquisition target.

      Venture Capital Pricing Policy

      J. & W. Seligman & Co. Incorporated (the "Manager") will change the fair value of a security in the portfolio based on an analysis of the information available to it. In particular, in determining fair value, the Manager places great emphasis on the financial and business condition of the venture capital companies relative to their respective business plans. In addition to changes resulting from analysis of the venture capital company's success in meeting its model, the Manager will review the fair value of a security when the Manager becomes aware of new information (whether internal or external to the venture capital company) affecting the venture capital company's ability to generate shareholder value.


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

--------------------------------------------------------------------------------

                                   TOP PRIVATE
                                HOLDINGS PROFILES

--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      Top 10 Private Holdings (as of 3/31/03)
      --------------------------------------------------------------------------

                                  ----------------------------------------------
                                  Headquarters: Herndon, VA
      TruSecure Corp.             Founded: 1989
      --------------------------- www.trusecure.com
                                  Industry/Sector: Digital Enabling Technologies
                                  ----------------------------------------------

      Company Description:

            TruSecure is a leading security intelligence and services provider, offering fully integrated enterprise risk management services. TruSecure's blend of proactive risk reduction with real-time security management, monitoring and response assures continuous security of critical business information assets. TruSecure Certification has become a recognized symbol of commitment to effective information security in an interconnected economy. Additionally, TruSecure owns the independently operated ICSA Labs(R) and Information Security(R) magazine. Headquartered in Herndon, VA, TruSecure protects more than 700 sites worldwide, with operations in North America, Central America, Europe and Asia Pacific.

                                  ----------------------------------------------
                                  Headquarters: Sunnyvale, CA
      Kintana, Inc.               Founded: 1995
      --------------------------- www.kintana.com
                                  Industry/Sector: Digital Enabling Technologies
                                  ----------------------------------------------

      Company Description:

            Kintana is an enterprise software company completely focused on enabling CIOs to execute on their top 3 issues: cost reduction, business/IT alignment and service delivery.

            Providing a Dashboard view across all activities, and specifically targeted for key IT processes such as Demand Management, Portfolio Management, Program Management Office, and Enterprise Change Management, Kintana enforces IT "best practice" processes end-to-end, with easy to configure drag-and-drop workflows; captures demand and aligns IT execution with business strategies to focus resources on the most important projects and kill the "off strategy" projects; integrates with many point tools already in use. This leverages existing investments in people and technology for faster implementation and less disruption; and actually performs much of the work, automating many of today's manual steps.

            Kintana believes that IT - and its internal customers, whose effective collaboration is essential to success - need their own enterprise software application, optimized for the unique processes and business practices of IT. Kintana provides just such an application. It is called Technology Chain Management (TCM). Think of TCM as "shoes for the cobbler's children." IT has helped other parts of the enterprise put on their "running shoes," - by implementing enterprise applications such as Enterprise Resource Planning (ERP) and Customer Relationship Management (CRM). These applications helped Finance and Sales manage themselves in a new and better way: automating their key business processes, gaining top-to-bottom visibility into their activities, improving internal and external responsiveness, and achieving significant productivity gains. As a result, these functions are better positioned than IT to respond to today's increasing business pressure.

                                  ----------------------------------------------
                                  Headquarters: Lexington, MA
      MarketSoft Corporation      Founded: 1998
      --------------------------- www.marketsoft.com
                                  Industry/Sector: Digital Enabling Technologies
                                  ----------------------------------------------

      Company Description:

            MarketSoft provides Marketing Process Management software that drives new sources of revenue by connecting marketing activity with sales results. MarketSoft offers vertical industry solutions focused on specific revenue opportunities, such as cross sell, agent-driven marketing and partner loyalty. These solutions originate from in-depth customer research of the most challenging business problems that plague executives. MarketSoft identifies and researches these problems and then builds solutions from the ground up. These solutions are built on an innovative distributed architecture specifically designed for the extended enterprise.

            Solutions

            Cross-Sell Hub For Financial Services

            MarketSoft offers an end-to-end solution that connects people, processes and channels across the extended enterprise to increase cross-sell conversion rates. The solution maximizes the cross-sell potential from existing customers, leverages the selling opportunity across delivery channels, and helps make CRM strategies pay off. Created especially for large financial services organizations confronted with multiple business lines, sales forces, and channels all competing for the same customer's share of wallet, it provides a systematic way to capitalize on cross-business referrals and systematically convert them to revenue.

            Agent-Driven Marketing for Insurance

            MarketSoft introduced Agent-Driven Marketing to boost sales by improving wholesaler productivity and supplying the independent channel with a steady supply of high-quality sales leads.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

            Partner Loyalty for Technology

            MarketSoft pioneered this solution to help channel-intensive industries increase partner loyalty and maximize the revenue potential from all channels.

                                  ----------------------------------------------
                                  Headquarters: Fort Lauderdale, FL
      GMP Companies, Inc.         Founded: 1999
      --------------------------- www.gmpcompanies.com
                                  Industry/Sector: Other -- Medical Technologies
                                  ----------------------------------------------

      Company Description:

            GMP Companies, Inc. is a global healthcare company that seeks to acquire, develop and commercialize medical technologies. These technologies are typically licensed from academic medical centers, individual inventors, research institutions and partner companies. The Company has established 14 business units with products and technologies in various stages of development and commercialization in the fields of therapeutics, diagnostics and devices relating to the care of patients with medical conditions including glaucoma, diabetes mellitus, genetic disorders, cardiovascular diseases and neurological disorders.

            The Company has established a fully integrated infrastructure that offers each business unit a direct connection to resources and expertise that spans medicine, science, engineering, law, business and more. The Company's approach reduces the organizational, administrative and financial burdens on individual business units, freeing innovators to concentrate on their research activities. Using a "research bench to patient" approach attempts to ensure that every aspect of the process is shepherded by experts in each functional area, which the Company believes increases the probability of success.

                                  ----------------------------------------------
                                  Headquarters: London, United Kingdom
      far blue PLC                Founded: 2000
      --------------------------- www.farblue.com
                                  Industry/Sector: Fund of Funds
                                  ----------------------------------------------

      Company Description:

            far blue is a technology investment, management, and advisory group that commercializes fundamental intellectual property and invests in companies with growth potential based on enabling technologies. Far blue seeks to establish or acquire companies within its fields of core competence that it can build and grow, both organically and through acquisition. The far blue investment arms channels capital into early-stage technology companies. Preferred emerging technology areas where far blue has the greatest expertise, include: data storage and transmission; networks; optoelectronics; telecoms; wireless and internet infrastructure; and imaging and displays. far blue also has an active corporate finance advisory arm, offering services to growth and IP rich companies.

                                  ----------------------------------------------
                                  Headquarters: San Mateo, CA
      Vividence Corporation       Founded: 1998
      --------------------------  www.vividence.com
                                  Industry/Sector: Digital Enabling Technologies
                                  ----------------------------------------------

      Company Description:

            Vividence is a provider of Customer Experience Management products and services to the customer-driven enterprise. By capturing and interpreting the behavior, thoughts and attitudes of customers on the Web, the Vividence XMS Suite and Vividence eXpress, with hosted software applications, research and customer panels, yield business insights that improve profitability.

                                  ----------------------------------------------
                                  Headquarters: Los Angeles, CA
      Adexa, Inc.                 Founded: 1994
      --------------------------  www.adexa.com
                                  Industry/Sector: Enterprise Business
                                                   Infrastructure
                                  ----------------------------------------------

      Company Description:

            Founded in 1994, Adexa delivers solutions that synchronize corporate planning with operations planning and execution, to ensure assets are utilized to achieve strategic objectives. Adexa helps companies reduce the cost of goods sold, shorten lead-times for orders and reduce inventory costs through improved supply chain collaboration and management. Adexa offers an enterprise global planning system
            (eGPS). This modular set of solutions allows companies to constantly develop, adapt, collaborate and optimize financial, operational, and supply chain plans in real-time by identifying and aligning financial strategies with operational execution for best-in-class operations. eGPS analyzes and benchmarks enterprise performance against competitors, at a fine level of detail, to set attainable objectives that deliver the greatest return on assets. eGPS aggregates supply and demand information, measured against material and capacity constraints, for the rapid development of integrated, accurate and flexible planning and execution scenarios.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

                                             -----------------------------------
      Asia Internet Capital Ventures, L.P.   Headquarters: Hong Kong, China
      -------------------------------------  Founded: 1999
                                             Industry/Sector: Fund of Funds
                                             -----------------------------------

      Company Description:

            Asia Internet Capital Ventures L.P. ("AICV") is a venture capital fund organized under Delaware law. AICV's main investment foci are eLogistics, Multimedia, Technology and financial services.

            EC Investment Services Limited is the general partner of AICV. It was established in September 1999 and is a leading investment company focusing in eLogistics, Multimedia, Technology and financial services in Asia. Professionals at the company believe that the future of the Greater China Region (China, Taiwan and Hong Kong) will be positive, especially taking into account the long-term growth opportunities associated with China's entry to the WTO.

                                             -----------------------------------
                                             Headquarters: Sunnyvale, CA
      Blue Pumpkin Software, Inc.            Founded: 1997
      -------------------------------------  www.bluepumpkin.com
                                             Industry/Sector: Digital Enabling
                                                              Technologies
                                             -----------------------------------

      Company Description:

            Blue Pumpkin is a leader in workforce optimization, a market quickly gaining momentum and enabling businesses to leverage their most critical resource: their people. Blue Pumpkin solves the urgent needs of more efficiently deploying resources and effectively managing employee performance - significantly impacting customer service, loyalty and profitability.

            The Blue Pumpkin Workforce Optimization Suite applications form a closed-loop system and include Planner, Director-Enterprise, Activity Manager, Advisor and other products. Professional services implement best practices and manage change to build the right processes and fully leverage technology solutions. As the first in its category to offer extensive services in addition to applications and customer support, Blue Pumpkin helps people and businesses successfully execute on their goals.

                                             -----------------------------------
                                             Headquarters: San Jose, CA
      Nextest Systems Corp.                  Founded: 1997
      -------------------------------------  www.nextest.com
                                             Industry/Sector: Other
                                             -----------------------------------

Company Description:

     Nextest Systems Corporation is a low-cost provider in the design and manufacturing of Automatic Test Equipment for non-volatile memory, micro-controllers, ASIC and system-on-a-chip semiconductors. The Company's products uniquely address the growing demand for increased speeds, reliability, functionality and capacity, while reducing time to market and the cost of test. Nextest has over 700 systems installed worldwide.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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

--------------------------------------------------------------------------------

                                 PERFORMANCE AND
                               PORTFOLIO ANALYSIS

--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      Performance & Portfolio Analysis (3/31/03)
      --------------------------------------------------------------------------

      ------------------------
      New Technologies Fund II   Inception Date: 06/22/2000
      ------------------------   -----------------------------------------------

      -----------------
      Portfolio Returns
      -----------------

                                                                           Goldman               Goldman
                                                       Fund                  Sachs                Sachs
                                                    Performance           Tech Index         Blended Index(1)
      =======================================================================================================
      Cumulative Total Return Since Inception          -86.6%                -75.3%                -81.9%
      -------------------------------------------------------------------------------------------------------
      Average Annual Return Since Inception            -51.5%                -39.7%                -46.0%
      -------------------------------------------------------------------------------------------------------
      One Year Total Return                            -60.3%                -35.9%                -36.0%
      -------------------------------------------------------------------------------------------------------
      YTD Total Return                                  -9.4%                 -0.5%                  5.9%
      -------------------------------------------------------------------------------------------------------

      --------------------------
      Sector Analysis (% of NAV)
      --------------------------

                                                        Public                Private                 Total
      =======================================================================================================
      Broadband and Fiber Optics                         1.3%                  2.6%                  3.9%
      -------------------------------------------------------------------------------------------------------
      Digital Enabling Technologies                      8.2%                 17.0%                 25.2%
      -------------------------------------------------------------------------------------------------------
      Enterprise Business Infrastructure                26.0%                  2.0%                 28.0%
      -------------------------------------------------------------------------------------------------------
      Internet Business-to-Consumer                      1.1%                  0.0%                  1.1%
      -------------------------------------------------------------------------------------------------------
      Wireless                                           2.3%                  0.8%                  3.1%
      -------------------------------------------------------------------------------------------------------
      Other                                             29.9%                  8.8%                 38.7%
      =======================================================================================================
      Total                                             68.8%                 31.2%                100.0%
      =======================================================================================================

      Top Holdings
      --------------------------------------------------------------------------

      ----------------------
      Top 10 Public Holdings
      ----------------------

      (Represents 25.8% of Net Assets)
      ==========================================================================
      Synopsys
      --------------------------------------------------------------------------
      Microsoft
      --------------------------------------------------------------------------
      Symantec
      --------------------------------------------------------------------------
      Lexmark
      --------------------------------------------------------------------------
      Laboratory Corp. of America
      --------------------------------------------------------------------------
      Dell Computer
      --------------------------------------------------------------------------
      Quest Diagnostics
      --------------------------------------------------------------------------
      SunGard Data Systems
      --------------------------------------------------------------------------
      Amdocs
      --------------------------------------------------------------------------
      PrintCafe Software
      --------------------------------------------------------------------------

      -----------------------
      Top 10 Private Holdings
      -----------------------

      (Represents 27.1% of Net Assets)
      ==========================================================================
      TruSecure Corporation
      --------------------------------------------------------------------------
      Kintana, Inc.
      --------------------------------------------------------------------------
      MarketSoft Corporation
      --------------------------------------------------------------------------
      GMP Companies
      --------------------------------------------------------------------------
      far blue PLC
      --------------------------------------------------------------------------
      Vividence Corporation
      --------------------------------------------------------------------------
      Adexa, Inc.
      --------------------------------------------------------------------------
      Asia Internet Capital Ventures, L.P.
      --------------------------------------------------------------------------
      Blue Pumpkin Software
      --------------------------------------------------------------------------
      Nextest Systems Corp.
      --------------------------------------------------------------------------

      ----------------------------------------------
      Venture Capital Advance/Decline Information(2)
      ----------------------------------------------

      Since 12/31/02                                                   # of Co's
      --------------------------------------------------------------------------
      Advancing Issues                                                         8

      Declining Issues                                                        11
      --------------------------------------------------------------------------

      ==========================================================================
      Active Investments(3)                                                   34
      ==========================================================================

      --------------------------------
      Venture Capital Liquidity Events
      --------------------------------

      Completed IPOs Since Inception                                           2
      --------------------------------------------------------------------------
      Companies Acquired by Third Party Since Inception                        4
      --------------------------------------------------------------------------
      Companies Currently in SEC Registration                                  0
      --------------------------------------------------------------------------
      Total Private Investments Since Inception                               44
      --------------------------------------------------------------------------

      ==========================================================================
      Failed Investments(4)                                                   12
      ==========================================================================

      ----------------------------------------
      Venture Capital Private Funding Analysis
      ----------------------------------------

                                                           Percent of Net Assets
      --------------------------------------------------------------------------
      Private Securities                                            31.2%

         Private Securities Funded to Break-Even(5)                 26.1%

         Private Securities Subject to Financing Risk(6)             5.1%
      --------------------------------------------------------------------------
      Average Months Remaining Cash for Operations
      (for Private Securities Subject to Financing Risk)             6.6
      --------------------------------------------------------------------------

See footnotes on page 11. This page and the information contained herein cannot be reviewed, discussed or shown unless accompanied by the footnotes contained on page 11 of this Quarterly Booklet.


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SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      Footnotes
      --------------------------------------------------------------------------

      Past performance is no guarantee of future results.

      Returns for the Fund assume the reinvestment of all dividends and distributions. Returns are calculated based on the net asset value and with the effect of the initial 5.2% maximum sales charge. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. In addition, an investment in the Fund involves investment risks, including the possible loss of principal.

      For more information, including a Private Placing Memorandum that contains information about fees, expenses and risks, please contact your financial advisor. An investment in the Fund may only be made on the basis of a Private Placing Memorandum.

      The Fund is actively managed and its respective holdings are subject to change.

      The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, such stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's Private Placing Memorandum for more information about risk.

      Investors cannot invest directly in unmanaged indices, such as the Goldman Sachs Technology Index. Returns for the Goldman Sachs Technology Index assume the reinvestment of any distributions and do not include sales charges. The Goldman Sachs Technology Index reflects the performance of publicly traded companies only.

      (1) The Goldman Sachs "Blended" Index is an index created by J. & W. Seligman & Co. Incorporated ("Seligman"), the Funds' manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Funds primarily invest. The Funds' holdings, however, are not evenly weighted among these four sectors, and the weightings of the holdings of either or both Funds may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Funds are actively managed and their holdings are subject to change.

      (2) An advancing issue is a company whose valuation has increased since the last reporting period for reasons including, but not limited to, new rounds of financing, revised financial projections, exchange rate fluctuations and exceeding performance expectations. Similarly, a declining issue is one whose valuation has decreased since the last reporting period.

      (3) Includes companies that are funded to break-even (see footnote 5), not funded to break-even, failed investments that have not declared bankruptcy (see footnote 4), fund of fund investments, and public holdings originated from private investments.

      (4) Includes those companies that have filed for bankruptcy and those companies that Seligman believes will imminently file for bankruptcy or have reduced their operations to the extent that there can be no meaningful business going forward.

      (5) Seligman evaluates each private company in the portfolio and determines whether, in its view, a company may reach break-even/profitability with existing capital. If a company is classified as "Funded to Break-Even" it means that it is able, in the opinion of Seligman, to fund its operations without additional outside financing. That determination may differ significantly from the view of the company itself and from actual results. There can be no assurances that such companies will actually break-even or remain or become profitable.

      (6) Those companies that, in the opinion of the Seligman, do not currently have sufficient capital to reach break-even.

      This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund II. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Fund is closed to new investment. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.


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

--------------------------------------------------------------------------------

                                INVESTMENT GROUP

--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      [PHOTO OMITTED]

      Thomas Hirschfeld

      Managing Director (New York)

      Joined Seligman: 2001

      Investment Experience: 14 years

      Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II. Heads Seligman's Venture Capital effort.

      Prior Experience:

      General Partner, Patricof & Co. Ventures. Vice President, Investment Banking at Salomon Brothers. Assistant to the Mayor of New York City.

      Education:

      BA (Classics) - Harvard; MA (Economics, Politics) - Oxford

      Private Industry Coverage:

      Software (Mainframe/ Platform/ Utilities, Applications/ Security)

      [PHOTO OMITTED]

      Richard M. Parower, CFA

      Senior Vice President (New York)

      Joined Seligman: 2000

      Investment/Industry Experience: 9 years

      Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II.

      Also co-manages Seligman Global Technology Fund.

      Prior Experience:

      Senior Analyst covering Global IT at Citibank Global Asset Management. Senior Analyst with Montgomery Asset Management. Securities Analyst with GT Capital Management and Cowen Asset Management.

      Education:

      BA (Economics) - Washington University; MBA (Finance/International Business) - Columbia

      Public Industry Coverage:

      Software (Applications & Security), Technology Services (IT Services/ Consulting/Data Processing)

      [PHOTO OMITTED]

      Greg Cote

      Vice President/
      CFO - Venture Capital
      Investments (California)

      Joined Seligman: 1999

      Investment Experience: 11 years

      Prior Experience:

      Vice President, Venture Bank (div. of PNC). High-tech loan group, Comerica. CFO, Microsystems Development Corp.

      Education:

      BS (Economics) - University of Michigan; MBA (Marketing) summa cum laude - UCLA

      Private Industry Coverage:

      Software, Wireless

      [PHOTO OMITTED]

      Vishal Saluja

      Senior Vice President (California)

      Joined Seligman: 2000

      Investment/Industry
      Experience: 11 years

      Prior Experience:

      Vice President, focusing on late-stage venture capital technology investments, Franklin Templeton Group. Engagement Manager focusing on financial services industry at McKinsey & Co.

      Education:

      BS (Finance) summa cum laude / BAS (Applied Science) - University of Pennsylvania/Wharton and School of Engineering; MBA - Stanford

      Private Industry Coverage:

      Networking, Wireline Equipment

      Public Industry Coverage:

      Wireline Equipment, Electronic Design Software, Semiconductors (Communications ICs)


--------------------------------------------------------------------------------
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SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      [PHOTO OMITTED]

      Ajay Diwan

      Senior Vice President (California)

      Joined Seligman: 2001

      Investment Experience: 13 years

      Prior Experience:

      Senior analyst covering data networking, optical, and wireless industries at Goldman Sachs; analyst covering data networking at PaineWebber.

      Education:

      BS (Electrical Engineering and Applied Physics) - Case Western Reserve; MBA (Finance) - Columbia

      Private Industry Coverage:

      Networking, Wireline Equipment, Data Storage, Semiconductor Capital Equipment

      Public Industry Coverage:

      Networking, Wireless and Wireline Equipment, Data Storage, Semiconductor Capital Equipment

      [PHOTO OMITTED]

      Lauren Wu

      Assistant Vice President (California)

      Joined Seligman: 2001

      Investment Experience: 5 years

      Prior Experience:

      Associate, Wasserstein Ventures. Associate, Financial Sponsors Investment Banking at Merrill Lynch. Business Analyst at McKinsey & Co.

      Education:

      BS (Industrial Engineering Wilson Medal Scholar) - University of Toronto; MBA (Financial Management) - MIT/Sloan

      Private Industry Coverage:

      Generalist

      [PHOTO OMITTED]

      Sangeeth Peruri

      Assistant Vice President (California)

      Joined Seligman: 2000

      Investment Experience: 3 years

      Prior Experience:

      Analyst, Technology Investment Banking group at Morgan Stanley.

      Education:

      BA (Economics) Phi Beta Kappa - Brown. Rotary Scholarship, Henry Martyn Institute in Hyderabad, India.

      Private Industry Coverage:

      Semiconductors, Computers and Peripherals, Networking, Wireline Equipment

      Public Industry Coverage:

      Semiconductors


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